UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

GAMCO Investors, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14761 (Commission File Number)	13-4007862 (IRS Employer Identification No.)

One Corporate Center, Rye, New York 10580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 921-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Items 2.03 and 8.01 of the Form 8-K are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 30, 2015 (the “Distribution Date”), GAMCO Investors, Inc. (“GBL”) distributed all of the outstanding common stock of Associated Capital Group, Inc. (“AC”) to its stockholders (the “Distribution”).  Prior to the Distribution, GBL transferred to AC its alternative investment management business, its institutional research services business and certain cash and other assets previously owned by GBL.  In the Distribution, GBL stockholders received:

•                  one share of AC class A common stock (the “AC Class A Stock”) for each share of GBL class A common stock (the “GBL Class A Stock”) held at 5:00 p.m. New York City time on November 12, 2015 (the “Record Date”); and

•                  one share of AC class B common stock (the “AC Class B Stock”) for each share of GBL class B common stock (the “GBL Class B Stock”) held on the Record Date.

In the Distribution, an aggregate of 6,247,452 shares of AC Class A Stock and 19,196,792 shares of AC Class B Stock were issued.

Subsequent to the Distribution, GBL will no longer consolidate the financial results of AC for the purpose of its own financial reporting.  After the Distribution Date, the historical financial results of AC will be reflected in GBL’s consolidated financial statements as discontinued operations for all periods presented through the Distribution Date, to be reported with the filing with the U.S. Securities and Exchange Commission (the “SEC”) of GBL’s Annual Report on Form 10-K for the year ending December 31, 2015.

As previously reported in GBL’s Form 8-K filed with the SEC on December 2, 2015, in connection with the Distribution, on November 27, 2015, GBL sold 4,393,055 shares of GBL Class A Stock (the “Shares”) to its 93.9% owned subsidiary, Gabelli Securities, Inc. (“GSI”), at a price of $34.1448 per Share, which price was the average of the volume weighted average price for GBL Class A Stock trading on an “ex-Distribution” basis from November 9, 2015 through and including November 27, 2015.  GSI paid the purchase price by issuing a note to GBL in the principal amount of $149,999,984.36 (the “GSI Note”). GBL contributed the GSI Note to AC and GSI became a majority-owned subsidiary of AC on the Distribution Date in connection with the completion of the Distribution.

See Item 2.03 below for a description of the note GBL issued to AC in connection with the Distribution.   The information contained in Item 2.03 below is incorporated herein by reference.

Filed as Exhibit 99.1 to this Current Report on Form 8-K are the unaudited pro forma condensed consolidated statements of income of GBL for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012 and the unaudited pro forma condensed consolidated statements of financial condition of GBL as of September 30, 2015, in each case giving effect to the Distribution.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On the Distribution Date, GBL executed a promissory note (the “GBL Note”) payable to AC in the original principal amount of $250,000,000.00 to be used to partially capitalize AC in connection with the Distribution.  The GBL Note bears interest at 4.0% per annum and has a maturity date of November 30, 2020 with respect to the original principal amount of the GBL Note. Interest on the GBL Note will accrue from the most recent date for which interest has been paid, or if no interest has been paid, from the effective date of the GBL Note; provided, however, that at the election of GBL, payment of interest on the GBL Note may, in lieu of being paid in cash, be paid, in whole or in part, in kind on the then-outstanding principal amount (a “PIK Amount”). GBL will repay the original principal amount of the GBL Note to AC, in cash, in five equal annual installments of $50,000,000.00 on each interest payment date up to and including the maturity date and will repay all PIK Amounts added to the outstanding principal amount of the GBL Note, in cash, on the fifth anniversary of the date on which each such PIK Amount was added to the outstanding principal amount of the GBL Note.  In no event may any interest be paid in kind subsequent to November 30, 2019.  GBL may prepay the GBL Note prior to maturity without penalty.

If GBL (i) fails to pay interest when due and such failure is not cured within 30 days or (ii) fails to pay principal when due, AC may, by written notice, declare the outstanding principal amount of the GBL Note, together with all accrued and unpaid interest thereon, immediately due and payable.  In addition, the outstanding principal amount of the GBL Note, together with all accrued and unpaid interest thereon, will become immediately automatically due and payable in connection with certain bankruptcy-related events.   The GBL Note is filed as Exhibit 10.3 to this Form 8-K and the foregoing description is qualified in its entirety by reference to the GBL Note as so filed.

Item 8.01 Other Events.

In connection with the Distribution, on November 30, 2015, GBL and AC entered into the following agreements:

•                  a Separation and Distribution Agreement, which provides for, among other things, the mechanics for effecting the Distribution as well as certain ongoing responsibilities of AC and GBL subsequent to the Distribution;

•                  a Service Mark and Name License Agreement, which, among other things, provides AC with certain rights to use the “Gabelli” name and the “GAMCO” name;

•                  a Transitional Administrative and Management Services Agreement, which, among other things, specifies that GBL will provide AC, and AC will provide GBL, with certain administrative and management services for a twelve-month period after the Distribution, subject to extension;

•                  the GBL Note, as discussed in Item 2.03 above; and

•                  a Tax Indemnity and Sharing Agreement, which, among other things, contains certain agreements and covenants related to tax matters involving GBL and AC and covers time periods before and after the Distribution.

For more information regarding the agreements entered into in connection with the Distribution, please refer to the
AC’s registration statement on Form 10, as amended (the “Form 10”), which was declared effective by the SEC on November 2, 2015.  The foregoing descriptions are qualified in their entirety by reference to the agreements filed as Exhibits to this Form 8-K, which agreements are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma Financial Information:

The unaudited pro forma condensed consolidated statements of income of GAMCO Investors, Inc. for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012 and the unaudited pro forma condensed consolidated statements of financial condition of GAMCO Investors, Inc. as of September 30, 2015, in each case giving effect to the Distribution, are filed as Exhibit 99.1 to this Form 8-K.

(d) Exhibits:

The Exhibit Index immediately following the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO INVESTORS, INC.

Dated: December 4, 2015	By:	/s/ Kieran Caterina
	Name:	Kieran Caterina
	Title:	Senior Vice President and Co-Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc.

10.1	Service Mark and Name License Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc.

10.2	Transitional Administrative and Management Services Agreement, dated November 30, 2015, by and between GAMCO Investors, Inc. and Associated Capital Group, Inc.

10.3	Promissory note in the amount of $250,000,000, dated November 30, 2015, issued by GAMCO Investors, Inc. to Associated Capital Group, Inc.

10.4	Tax Indemnity and Sharing Agreement, dated November 30, 2015, by and between Associated Capital Group, Inc. and GAMCO Investors, Inc.

99.1

Unaudited pro forma condensed consolidated statements of income of GAMCO Investors, Inc. for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013 and 2012 and the unaudited pro forma condensed consolidated statements of financial condition of GAMCO Investors, Inc. as of September 30, 2015